Willamette Family of Funds

                                   Value Fund
                             Small Cap Growth Fund
                                Technology Fund
                          Global Health Sciences Fund

                                     [LOGO]
                                   Willamette
                                 Asset Managers

                                   ----------
                   PROSPECTUS SUPPLEMENT DATED JULY 31, 2003
                       TO PROSPECTUS DATED JULY 31, 2002
                                   ----------

                              The Willamette Funds

1. The following disclosure is added on page 5 of the Prospectus at the end of the section entitled "Fund Performance":

In seeking the Fund's investment objective and implementing the Fund's value investment strategy, the Sub-Adviser utilizes a different investment approach with respect to the actively-managed portion of the Fund's portfolio than did the Adviser, which may produce different investment results than those achieved by the Adviser.

2. The following disclosure replaces the Performance Chart and Table on page 5 of the Prospectus:

                        Performance Bar Chart and Table*
                  Year-by-Year Total Returns as of December 31
                      (Both the Chart and the Table assume
                  reinvestment of dividends and distributions)

[The following information was depicted as a bar chart in the printed material.]

              4.78%         -2.21%         -10.47%         -16.23%
              1999           2000           2001            2002

         Best Quarter:     Q4       2002     11.82%
         Worst Quarter:    Q3       2002    -20.96%

Average Annual Total Returns
(for the period ending December 31, 2002)
                                       One        Since      Inception
                                       Year     Inception      Date
Value Fund:                                                  05/26/98
 - Before Taxes                       -21.07%    -6.79%
 - After Taxes on Distributions       -21.07%    -6.96%
 - After Taxes on Distributions
   and Sale of Shares                 -12.94%    -5.26%
Dow Jones Composite Index**           -17.88%    -3.71%      05/31/98

  * The Fund's year-to-date return for the period ended June 30, 2003 was 6.64%.

 ** The Dow Jones Composite Index is an unmanaged index and is generally representative of the price-weighted average performance of 65 stocks that make up the Dow Jones Industrial Average, the Dow Jones Transportation Average, and the Dow Jones Utility Average. Returns shown reflect no deduction for fees, expenses or taxes.

3. The following disclosure is added on page 6 of the Prospectus after the second sentence under the section entitled "Policies and Strategies":

The Russell 2000 Index currently includes companies with market capitalizations of approximately $117 million to $1.2 billion.

4. The following disclosure replaces the Performance Chart and Table on page 8 of the Prospectus:

                     Performance Bar Chart and Table*
               Year-by-Year Total Returns as of December 31
                      (Both the Chart and the Table assume
                  reinvestment of dividends and distributions)

[The following information was depicted as a bar chart in the printed material.]

                     -3.16%         -12.33%         -24.52%
                      2000            2001            2002

         Best Quarter:     Q1       2000     12.72%
         Worst Quarter:    Q3       2001    -19.88%

Average Annual Total Returns
(for the period ending December 31, 2002)
                                        One       Since      Inception
                                       Year     Inception      Date
Small Cap Growth Fund:                                       04/05/99
 - Before Taxes                       -28.88%     2.10%
 - After Taxes on Distributions       -28.88%     0.62%
 - After Taxes on Distributions
     and Sale of Shares               -17.73%     1.57%
Russell 2000(R)Index**                -20.48%     0.35%      03/31/99

  * The Fund's year-to-date return for the period ended June 30, 2003 was 11.32%.

 ** The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices of 2000 mid- and smaller-capitalization companies. It measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. Returns shown reflect no deduction for fees, expenses or taxes.

5. The following disclosure replaces the disclosure under "Fund Performance" and the Performance Chart and Table on page 11 of the Prospectus:

Fund Performance  The following bar chart and table present the performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual return would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of an index that reflects the market sectors in which the Fund invests and a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

                  The Fund's performance prior to March 31, 2001 was achieved while it was a series of another investment company, The Coventry Group.

                        Performance Bar Chart and Table*
                  Year-by-Year Total Returns as of December 31
               (Both the Chart and the Table assume reinvestment
                        of dividends and distributions.)

[The following information was depicted as a bar chart in the printed material.]

                            -55.54%         -42.94%
                              2001            2002

         Best Quarter:     Q4       2001     39.81%
         Worst Quarter:    Q1       2001    -48.35%

Average Annual Total Returns
(for the period ending December 31, 2002)
                                        One      Since      Inception
                                       Year    Inception      Date
Technology Fund:                                             03/02/00
- Before Taxes                        -46.24%   -56.52%
- After Taxes on Distributions        -46.24%   -56.52%
- After Taxes on Distributions        -28.39%   -36.55%
    and Sale of Shares
Merrill Lynch Technology Index**      -41.45%   -43.54%      03/01/00
Nasdaq-100 Index(R)***                -37.58%   -40.41%      02/29/00

  * The Fund's year-to-date return for the period ended June 30, 2003 was 20.36%.

 ** The Merrill Lynch Technology Index is an unmanaged index generally representative of the technology sector. Returns shown reflect no deduction for fees, expenses or taxes.

*** The Nasdaq-100 Index is a modified capitalization weighted index that contains 100 of the largest and most active non-financial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. Returns shown reflect no deduction for fees, expenses or taxes.

6. The following disclosure is added after the first sentence under the section entitled "Principle Risks of Investing in the Fund" on page 12 of the Prospectus:

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7. The following disclosure replaces the disclosure under "Fund Performance" and the Performance Chart and Table on page 14 of the Prospectus:

Fund Performance  The following bar chart and table present the performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's annual returns since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual return would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of an index that reflects the market sectors in which the Fund invests and a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

                  The Fund's performance prior to March 31, 2001 was achieved while it was a series of another investment company, The Coventry Group.

                        Performance Bar Chart and Table*
                  Year-by-Year Total Returns as of December 31
                      (Both the Chart and the Table assume
                 reinvestment of dividends and distributions.)

[The following information was depicted as a bar chart in the printed material.]

                             -8.78%         -32.73%
                              2001            2002

         Best Quarter:     Q2       2001     19.86%
         Worst Quarter:    Q1       2001    -25.17%

Average Annual Total Returns
(for the period ending December 31, 2002)
                                        One      Since       Inception
                                        Year   Inception       Date
 Global Health
   Sciences Fund:                                            06/19/00
 - Before Taxes                       -36.60%   -14.33%
 - After Taxes on
     Distributions                    -36.60%   -14.55%
 - After Taxes on
     Distributions and                -22.47%   -11.25%
     Sale of Shares
 Dow Jones World Health
   Care Index**                       -19.18%   -10.98%      07/01/00
 S&P 500(R)Index***                   -22.09%   -17.05%      06/30/00

  * The Fund's year-to-date return for the period ended June 30, 2003 was 17.30%.

 ** The Dow Jones World Health Care Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 Index that are involved in the business of health care related products and services. Returns shown reflect no deduction for fees, expenses or taxes.

*** The S&P 500 Index is a market-value weighted index consisting of the common stocks of 500 major corporations selected by Standard & Poors(R) for their market size, liquidity and industry group representation. Returns shown reflect no deduction for fees, expenses or taxes.

8. The following information replaces the disclosure and tables on page 15 of the Prospectus under the section entitled "Fees and Expenses":

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds

                                   Fee Table

                                                                                                                        Global
                                                                                   Small Cap                            Health
                                                                   Value            Growth          Technology         Sciences
                                                                   Fund              Fund              Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
  (fees paid by you directly from your
  investment)
Maximum Sales Charge (Load) Imposed on
  Purchases (as a % of offering price)                             5.75%(1)         5.75%(1)           5.75%(1)          5.75%(1)
Redemption fee                                                     None(2)          None(2)            None(2)           None(2)
Annual Fund Operating Expenses
  (expenses paid from Fund assets)
Management fees                                                    1.00%(3)         1.20%(3)(4)        1.20%(3)(4)       1.20%(3)(4)
Distribution (12b-1) and service fees                              0.50%            0.50%              0.50%             0.50%
Other expenses                                                     2.14%            1.63%              2.92%             1.96%
Total Annual Fund Operating Expenses                               3.64%            3.33%(5)           4.62%(5)          3.66%(5)

----------
(1) Lower sales charges are available under certain circumstances. See "Distribution Arrangements."

(2) In the case of investments of $1 million or more, a 0.25% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(3) The Adviser pays fees of the Sub-Adviser out of its Management Fee from the Fund.

(4) The Adviser currently waives 0.20% of its Management Fee with respect to each of the Small Cap Growth Fund and Global Health Sciences Fund, and 0.50% of its Management Fee with respect to the Technology Fund, but may revise or terminate any waiver at any time.

(5) Total annual Fund operating expenses after the Adviser's voluntary waiver of a portion of the Management Fee payable with respect to the Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund are estimated to be 3.13%, 4.12% and 3.46%, respectively, based on the prior year's gross operating expenses and current fee waivers.

Example: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes:

      o     $10,000 investment
      o     5% annual return at the end of each period
      o     redemption at the end of each period
      o     no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                                                       Global
                                             Small Cap                 Health
                                   Value      Growth     Technology   Sciences
                                   Fund        Fund         Fund        Fund
------------------------------------------------------------------------------
One Year After Purchase           $  920      $  891       $1,011      $  922
Three Years After Purchase        $1,625      $1,540       $1,889      $1,631
Five Years After Purchase         $2,350      $2,211       $2,773      $2,358
Ten Years After Purchase          $4,248      $3,988       $5,013      $4,265

9. The following disclosure replaces the last sentence under the section entitled "General Policies on Selling Shares -- Redemptions Within 10 Business Days of Initial Investment" on page 20 of the Prospectus. You can avoid this delay by purchasing shares with a wire transfer.

10. The following disclosure is added under the fifth paragraph on page 24 of the Prospectus under the section entitled "Dividends, Distributions and Taxes":

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

      o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

      o Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

      o A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

      o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      o Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

11. The following disclosure replaces the second to last paragraph on page 25 of the Prospectus under the section entitled "Dividends, Distributions and Taxes":

Each Fund is currently required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules or shareholders that are subject to back-up withholding. To avoid withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

12. The following disclosure replaces the disclosure on page 25 of the Prospectus under the section entitled "The Investment Adviser":

Willamette Asset Managers, Inc., 220 N.W. 2nd Ave., Suite 950, Portland, Oregon 97209, is the investment adviser for each Fund and has served in that capacity since the inception of each Fund as series of another investment company, The Coventry Group. The Adviser is an affiliate of a registered broker-dealer, Phillips & Company Securities, Inc. The Adviser is responsible for providing or procuring investment advisory services on behalf of each Fund, including development of an investment program with respect to each Fund's assets, as well as the general management of each Fund. Each Fund pays fees to the Adviser at an annual rate of 1.20% of the Fund's average daily net assets except the Value Fund, for which the Fund pays fees to the Adviser at an annual rate of 1.00% of the Fund's average daily net assets. The Adviser pays fees to a Sub-Adviser out of its fees from the applicable Fund, at no additional cost to the Fund.

During the year ended March 31, 2003, the Funds paid the Adviser advisory fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Value Fund                                                       1.00%
Small Cap Growth Fund                                            1.00%
Technology Fund                                                  0.70%
Global Health Sciences Fund                                      1.00%

13. The following disclosure replaces the last two sentences of the first paragraph on page 25 of the Prospectus under the section entitled "Value Fund":

The Sub-Adviser, founded by Alexander Hamilton in 1784, is one of the largest U.S. commercial banks, with assets over $81 billion as of March 31, 2003. As of that date, the Sub-Adviser provided administrative or advisory services for approximately $72 billion in assets.

14. The following disclosure replaces the first paragraph and first sentence of the second paragraph on page 26 of the Prospectus under the section entitled "Technology Fund":

U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the Sub-Adviser to the Technology Fund and provides investment management services to individuals and institutions -- including corporations, foundations, pension funds, public funds and retirement plans -- which had combined assets under management of approximately $115 billion as of March 31, 2003.

Barry Randall, Director and Equity Portfolio Manager, joined the Sub-Adviser in 2000 and has ten years of financial industry experience.

15. The following disclosure replaces the first and second paragraphs on page 26 of the Prospectus under the section entitled "Global Health Sciences Fund":

Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017, serves as the Sub-Adviser to the Global Health Sciences Fund and is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group, one of the world's largest financial organizations. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.

As of March 31, 2003, Credit Suisse Asset Management companies managed approximately $45.8 billion in the U.S. and $292.3 billion globally. Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the SEC.

16.   The following disclosure is added on page 27 of the Prospectus:

Proposed Reorganization

At a special meeting held on June 10, 2003, the Board of Trustees of The Willamette Funds (the "Trust") approved an Agreement and Plan of Reorganization ("Reorganization Plan") relating to the reorganization of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (each, a "Fund"), into the Integrity Value Fund, Integrity Small Cap Growth Fund, Integrity Health Sciences Fund and Integrity Technology Fund (each, an "Acquiring Fund"), corresponding newly created series of The Integrity Funds (the "Acquiring Trust"). The Acquiring Trust is a registered investment company advised by Integrity Money Management, Inc. ("Integrity Management"). The reorganizations are intended to qualify as tax-free transactions and are not expected to result in a taxable event for shareholders of any of the Funds.

Under the Reorganization Plan, the assets and liabilities of each Fund will be transferred to a corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. Each Acquiring Fund will have investment objectives, policies and restrictions that are substantially similar to those of the corresponding Fund, and will have no assets prior to the completion of the proposed reorganizations. However, unlike the Value Fund, the Integrity Value Fund will not invest half of its assets in the ten highest yielding stocks of the Dow Jones Industrial Average, but will maintain the current value mandate through active management of the entire portfolio. After the reorganizations, each Fund shareholder will own shares in the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of Fund shares held by that shareholder as of the close of business on the business day preceding the closing of the reorganizations. Until the reorganizations, shareholders of the Funds will continue to be able to purchase and redeem Fund shares. Redemption requests received after the reorganizations will be treated as requests received by the relevant Acquiring Fund for the redemption of the shares received by the shareholder in the reorganizations.

Under the Reorganization Plan, completion of each reorganization will be subject to a number of conditions including, among others, approval of an investment advisory agreement between Integrity Management and The Integrity Funds, on behalf of each Acquiring Fund (each, a "Proposed Advisory Agreement"), by shareholders of the corresponding Fund. A meeting of the shareholders of record of each Fund as of June 20, 2003 is currently expected to be held on or about August 29, 2003, to consider the approval of the Proposed Advisory Agreement with respect to each Acquiring Fund. Assuming that each Proposed Advisory Agreement is approved, Fund shareholders will become shareholders of the corresponding Acquiring Fund into which their Fund is reorganized upon the completion of the reorganizations, which is currently expected to take place on or about September 19, 2003. There is no assurance that the reorganizations will be completed.

17. The following information replaces the disclosure and table on page 28 of the Prospectus under the section entitled "Financial Highlights":

Value Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on May 26, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                                                                      Period
                                                                          Year Ended March 31,                        Ended
                                                         ----------------------------------------------------        March 31,
                                                           2003          2002           2001           2000           1999(a)
                                                         --------      --------       --------       --------        --------
Net Asset Value, Beginning of Period                     $   9.28      $   9.12       $   9.65       $  10.11        $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                              (0.05)        (0.07)         (0.02)          0.01              --
  Net realized/unrealized gains (losses) on
    investment transactions                                 (2.41)         0.23          (0.49)         (0.10)           0.11
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment activities                        (2.46)         0.16          (0.51)         (0.09)           0.11
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Tax return of capital                                        --            --          (0.01)            --              --
  In excess of net investment income                           --            --             --          (0.01)             --
  Net realized gains on investment transactions                --            --          (0.01)         (0.36)             --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                        --            --          (0.02)         (0.37)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $   6.82      $   9.28       $   9.12       $   9.65        $  10.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                       (26.51)%        1.75%         (5.23)%        (0.98)%           1.11%(b)
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                      $  8,562      $ 11,826       $ 12,879       $ 15,872        $ 14,965
  Ratio of net expenses to average net assets                3.64%         3.13%          2.90%          2.75%           2.90%(c)
  Ratio of net investment income (loss) to average
    net assets                                              (0.63)%       (0.71)%        (0.22)%         0.03%           0.02%(c)
  Ratio of gross expenses to average net assets              3.64%         3.13%          2.90%          3.02%*          3.20%(c)*
  Portfolio turnover                                        45.09%        30.41%         66.29%         79.63%           0.39%
------------------------------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.

(a) For the period May 26, 1998 (commencement of operations) through March 31, 1999.

(b)   Not Annualized.

(c)   Annualized.

18. The following information replaces the disclosure and table on page 29 of the Prospectus under the section entitled "Financial Highlights":

Small Cap Growth Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on April 5, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                                                                     Period
                                                                            Year Ended March 31,                      Ended
                                                                  ------------------------------------------         March 31,
                                                                    2003             2002             2001            2000(a)
                                                                  --------         --------         --------         --------
Net Asset Value, Beginning of Period                              $  12.54         $  12.93         $  19.94         $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                                (0.29)           (0.26)           (0.28)           (0.25)
  Net realized/unrealized gains (losses) on
    investment transactions                                          (3.31)            0.73            (4.82)           10.38
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment activities                                 (3.60)            0.47            (5.10)           10.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net realized gains on investment transactions                         --            (0.86)           (1.91)           (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $   8.94         $  12.54         $  12.93         $  19.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                (28.71)%           4.02%          (26.77)%         101.67%(b)
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                               $ 19,099         $ 31,528         $ 30,011         $ 38,634
  Ratio of net expenses to average net assets                         3.13%            2.64%            2.58%            2.82%(c)
  Ratio of net investment loss to average net assets                 (2.67)%          (2.09)%          (1.85)%          (2.26)%(c)
  Ratio of gross expenses to average net assets*                      3.33%            2.84%            2.58%            2.93%(c)
  Portfolio turnover                                                 27.74%           52.13%           45.13%           55.15%
------------------------------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.

(a) For the period April 5, 1999 (commencement of operations) through March 31, 2000.

(b)   Not Annualized.

(c)   Annualized.

19. The following information replaces the disclosure and table on page 30 of the Prospectus under the section entitled "Financial Highlights":

Technology Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on March 2, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                                                                     Period
                                                                              Year Ended March 31,                    Ended
                                                                   -----------------------------------------         March 31,
                                                                     2003            2002             2001           2000(a)**
                                                                   --------        --------         --------         ---------
Net Asset Value, Beginning of Period                               $   8.00        $  10.22         $  44.75         $  50.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                                 (0.21)          (0.22)           (0.56)           (0.05)
  Net realized/unrealized losses on
    investment transactions                                           (3.08)          (2.00)          (33.95)           (5.20)
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment activities                                  (3.29)          (2.22)          (34.51)           (5.25)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  In excess of net realized gains on
    investment transactions                                              --              --            (0.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   4.71        $   8.00         $  10.22         $  44.75
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                 (41.13)%        (21.72)%         (77.19)%         (10.50)%(b)
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                                $  9,447        $ 16,763         $ 12,671         $ 32,719
  Ratio of net expenses to average net assets                          4.12%           3.26%            2.84%            2.77%(c)
  Ratio of net investment loss to average net assets                  (3.93)%         (3.01)%          (2.48)%          (1.51%)(c)
  Ratio of gross expenses to average net assets*                       4.62%           3.68%            2.84%            2.97%(c)
  Portfolio turnover                                                 116.42%         360.05%          199.34%           11.14%
------------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily waived and certain expenses were reimbursed. If such voluntary fee waivers/reimbursements had not occurred, the ratio would have been as indicated.

**    Adjusted for 1:5 reverse split on April 13, 2001.

(a) For the period March 2, 2000 (commencement of operations) through March 31, 2000.

(b)   Not Annualized.

(c)   Annualized.

20. The following information replaces the disclosure and table on page 31 of the Prospectus under the section entitled "Financial Highlights":

Global Health Sciences Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on June 19, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                                                                     Period
                                                                                   Year Ended March 31,               Ended
                                                                               ---------------------------           March 31,
                                                                                 2003               2002              2001(a)
                                                                               --------           --------           --------
Net Asset Value, Beginning of Period                                           $   9.28           $   8.71           $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                                             (0.26)             (0.24)             (0.18)
  Net realized/unrealized gains (losses) on investments and
    foreign currency transactions                                                 (1.73)              0.94              (1.07)
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment activities                                              (1.99)              0.70              (1.25)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Net realized gains on investments and foreign
    currency transactions                                                            --              (0.13)             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $   7.29           $   9.28           $   8.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                             (21.44)%             7.94%            (12.58%)(b)
Ratios/Supplemental Data:
  Net Assets, end of period (000's)                                            $ 14,343           $ 22,255           $ 20,712
  Ratio of net expenses to average net assets                                      3.46%              2.85%              2.90%(c)
  Ratio of net investment loss to average net assets                              (3.17)%            (2.46)%            (2.30%)(c)
  Ratio of gross expenses to average net assets*                                   3.66%              3.05%              2.93%(c)
  Portfolio turnover                                                              34.28%             68.38%             52.37%
------------------------------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.

(a) For the period June 19, 2000 (commencement of operations) through March 31, 2001.

(b)   Not Annualized.

(c)   Annualized.

                                 **************

     Investors should retain this Supplement with the Prospectus for future reference.

                              The Willamette Funds